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EXHIBIT 99.1

FORM OF
ULTIMATE ELECTRONICS, INC.
AMENDMENT TO INDEMNIFICATION AGREEMENT

        This Amendment to Indemnification Agreement (this "Amendment") is effective as of this    day of                        ,            , by and between Ultimate Electronics, Inc., a Delaware corporation (the "Company"), and                             ("Indemnitee").

        WHEREAS, the Company and Indemnitee previously have entered into an Indemnification Agreement (the "Agreement") that provides for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law;

        WHEREAS, the Company and Indemnitee desire to amend the Agreement to incorporate the increased protection afforded by the provisions set forth herein;

        WHEREAS, the Company and Indemnitee do not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without such additional protection;

        WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company; and

        WHEREAS, in view of the considerations set forth above, the Company desires that its indemnification obligations to Indemnitee be amended as set forth herein.

        NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

        1.     Insertion of Section 1(e). The following section is hereby added to the Agreement as Section 1(e):

          (e)   Contribution. If the indemnification provided for in Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying Indemnitee thereunder, shall contribute to the amount paid or payable by Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Indemnitee, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Company's securities, the relative benefits received by the Company and Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 1(e) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company's securities, in no event shall an Indemnitee be required to contribute any amount under this Section 1(e) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by Indemnitee or (ii) the proceeds received by Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

        2.     Insertion of Section 2(f). The following section is hereby added to the Agreement as Section 2(f):

          (f)    Actions in Good Faith. Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant, by a financial advisor or by an appraiser or other expert selected by the Company. In addition, the knowledge and/or actions, or failure to act, of any director, officer, employee, agent or fiduciary of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 2(f) are satisfied, it shall in any event be presumed (unless there is clear and convincing evidence to the contrary) that Indemnitee has at all times acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. The provisions of this Section 2(f) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

        3.     Revision of Section 7. Section 7 is hereby amended to include the following sentences at the beginning of such Section:

          "The Company covenants and agrees that, so long as Indemnitee shall continue to serve as a director, officer, employee, agent, or fiduciary of the Company, or any subsidiary of the Company, or serve at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, and thereafter so long as Indemnitee shall be subject to any possible Claim by reason of the fact that Indemnitee was a director, officer, employee, agent, or fiduciary of the Company, or any subsidiary of the Company, or served at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, the Company shall promptly obtain and maintain in full force and effect liability insurance applicable to directors, officers, employees, agents and fiduciaries in reasonable amounts from established and reputable insurers."

        4.     Other Agreement Provisions. The terms and provisions of the Agreement shall remain in full force and effect except as specifically modified by this Amendment.

        5.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original.

        6.     Severability. The provisions of this Amendment shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Amendment (including, without limitation, each portion of this Amendment containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

        7.     Amendment and Termination. No amendment, modification, termination or cancellation of this Amendment shall be effective unless it is in writing signed by both of the parties hereto. No waiver of any of the provisions of this Amendment shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        8.     Integration and Entire Agreement. The Agreement and this Amendment set forth the entire understanding between the parties hereto and supersede and merge all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

        9.     No Construction as Employment Agreement. Nothing contained in this Amendment shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

[Signature Page To Follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ULTIMATE ELECTRONICS, INC.
	By:	Title:
AGREED TO AND ACCEPTED
INDEMNITEE:
(signature)
(name of Indemnitee)
(address)

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FORM OF ULTIMATE ELECTRONICS, INC. AMENDMENT TO INDEMNIFICATION AGREEMENT